UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)
                                November 4, 2004

                                 INVESTOOLS INC.
              Exact Name of Registrant as Specified in its Charter


   DELAWARE                           0-31226                    76-0685039
State of Incorporation       (Commission File Number)        (I.R.S. Employer
  or Organization                                            Identification No.)


5959 CORPORATE DRIVE, SUITE LL 250 HOUSTON, TEXAS               77036
        Address of Principal Executive Offices                 Zip Code


                                 (281) 588-9700
                         Registrant's telephone number,
                               including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02         Results of Operations and Financial Condition.

     On November 4, 2004, INVESTools Inc. (the "Company") reported its results of operations for the period ended September 30, 2004. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.       Description
         -----------       -----------

         99.1 Press Release dated November 4, 2004 Issued by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INVESTOOLS, INC.


                                        By:/s/ Paul A. Helbling
                                           --------------------
                                               Paul A. Helbling
                                               Chief Financial Officer


Dated: November 4, 2004

                                  EXHIBIT INDEX

No.           Description
---           -----------

99.1          Press Release dated November 4, 2004 Issued by the Company.